UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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The RMR Group Inc.

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Your Vote Counts! THE RMR GROUP INC. C/O BROADRIDGE FINANCIAL SOLUTIONS, INC. P.O. BOX 1342 BRENTWOOD, NY 11717 THE RMR GROUP INC. 2022 Annual Meeting Vote by March 9, 2022 11:59 PM ET You invested in THE RMR GROUP INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on March 10, 2022. Vote Virtually at the Meeting* March 10, 2022 9:30 a.m., Eastern Time Virtually at: https://www.virtualshareholdermeeting.com/RMR2022 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # D64881-P65779 Get informed before you vote View the Notice of Annual Meeting, Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to February 24, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D64882-P65779 1. Election of Directors. Nominees: Rosen Plevneliev Jennifer B. Clark Adam Portnoy Ann Logan Jonathan Veitch Walter C. Watkins, Jr. 2. Advisory vote to approve executive compensation. 3. Advisory vote on the frequency of future advisory votes to approve executive compensation. 4. Approval of The RMR Group Inc. Amended and Restated 2016 Omnibus Equity Plan. 5. Ratification of the appointment of Deloitte & Touche LLP as independent auditors to serve for the 2022 fiscal year. For For For For For For For For For 1 Year